Exhibit 99.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amendment No. 1 to the Quarterly Report of Pinnacle Entertainment, Inc. (the "Company") on Form 10-Q/A for the period ending March 31, 2002, as filed with the the Securities and Exchange Commission (the "Report"), I, Bruce C. Hinckley, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Bruce C. Hinckley	October 7, 2002
Bruce C. Hinckley Chief Financial Officer

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